Exhibit 99.1

(Furnished herewith)

News Release

Contact:
Jen Hartmann
Director, Public Relations
HartmannJenniferA@JohnDeere.com

Deere Reports First Quarter Net Income of $869 Million

●	Full-year net income forecast remains steady despite currency fluctuations.
●	Results reflect progress in streamlining field inventory amidst uncertain market conditions.
●	Continued value delivery as customers navigate a challenging environment.

MOLINE, Illinois (February 13, 2025) — Deere & Company reported net income of $869 million for the first quarter ended January 26, 2025, or $3.19 per share, compared with net income of $1,751 million, or $6.23 per share, for the quarter ended January 28, 2024.

Worldwide net sales and revenues decreased 30 percent, to $8.508 billion, in the most recent quarter. Net sales were $6.809 billion for the quarter, compared with $10.486 billion in 2024.

“Deere’s performance in the first quarter highlights our continued focus on optimizing inventory levels of both new and used equipment amidst the uncertain market conditions our customers are facing,” said John C. May, chairman and chief executive officer. “We’re seeing compelling evidence that our efforts are positioning the company to successfully navigate the current environment.”

Company Outlook & Summary

Net income attributable to Deere & Company for fiscal 2025 is forecasted to remain in a range of $5.0 billion to $5.5 billion.

“The stability of our net income guidance not only reflects our resilience in a challenging market but also enables our sustained strategic investments to provide better outcomes for our customers,” May added.

Deere & Company	First Quarter
$ in millions, except per share amounts	2025	2024	% Change
Net sales and revenues	$8,508	$12,185	-30%
Net income	$869	$1,751	-50%
Fully diluted EPS	$3.19	$6.23

Results for the current period were affected by special items. See Note 1 of the financial statements for further details.

Production & Precision Agriculture	First Quarter
$ in millions	2025	2024	% Change
Net sales	$3,067	$4,849	-37%
Operating profit	$338	$1,045	-68%
Operating margin	11.0%	21.6%

Production and precision agriculture sales decreased for the quarter as a result of lower shipment volumes. Operating profit decreased primarily due to lower shipment volumes / sales mix, partially offset by lower SA&G and R&D expenses and lower production costs.

Production & Precision Agriculture Operating Profit

First Quarter 2025 Compared to First Quarter 2024

$ in millions

Small Agriculture & Turf	First Quarter
$ in millions	2025	2024	% Change
Net sales	$1,748	$2,425	-28%
Operating profit	$124	$326	-62%
Operating margin	7.1%	13.4%

Small agriculture and turf sales decreased for the quarter as a result of lower shipment volumes. Operating profit decreased primarily due to lower shipment volumes / sales mix, partially offset by lower production costs.

Small Agriculture & Turf Operating Profit

First Quarter 2025 Compared to First Quarter 2024

$ in millions

Construction & Forestry	First Quarter
$ in millions	2025	2024	% Change
Net sales	$1,994	$3,212	-38%
Operating profit	$65	$566	-89%
Operating margin	3.3%	17.6%

Construction and forestry sales decreased for the quarter as a result of lower shipment volumes. Operating profit decreased primarily due to lower shipment volumes / sales mix, unfavorable price realization, and higher SA&G and R&D expenses.

Construction & Forestry Operating Profit

First Quarter 2025 Compared to First Quarter 2024

$ in millions

Financial Services	First Quarter
$ in millions	2025	2024	% Change
Net income	$230	$207	11%

Financial services net income for the current quarter was affected by a decreased valuation allowance on assets held for sale of Banco John Deere S.A. See Note 1 of the financial statements for further details. Excluding the impact of this special item, net income decreased due to a higher provision for credit losses, partially offset by lower SA&G expenses.

Industry Outlook for Fiscal 2025
Agriculture & Turf
U.S. & Canada:
Large Ag	Down ~ 30%
Small Ag & Turf	Down ~ 10%
Europe	Down ~ 5%
South America (Tractors & Combines)	Flat
Asia	Down slightly

Construction & Forestry
U.S. & Canada:
Construction Equipment	Down ~ 10%
Compact Construction Equipment	Down ~ 5%
Global Forestry	Flat to down 5%
Global Roadbuilding	Flat

Deere Segment Outlook for Fiscal 2025

This outlook does not reflect the impacts of potential import tariffs by the U.S. and retaliatory actions taken by other countries given the uncertain and rapidly evolving environment.

		Currency	Price
$ in millions	Net Sales	Translation	Realization
Production & Precision Ag	Down 15 to 20%	-2.5%	+1.0%
Small Ag & Turf	Down ~ 10%	-1.5%	+0.5%
Construction & Forestry	Down 10 to 15%	-1.5%	Flat

Financial Services	Net Income	~ $750

FORWARD-LOOKING STATEMENTS

Certain statements contained herein, including in the section entitled “Company Outlook & Summary,” “Industry Outlook,” “Deere Segment Outlook,” and “Condensed Notes to Interim Consolidated Financial Statements” relating to future events, expectations, and trends constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and involve factors that are subject to change, assumptions, risks, and uncertainties that could cause actual results to differ materially. Some of these risks and uncertainties could affect all lines of the company’s operations generally while others could more heavily affect a particular line of business.

Forward-looking statements are based on currently available information and current assumptions, expectations, and projections about future events and should not be relied upon. Except as required by law, the company expressly disclaims any obligation to update or revise its forward-looking statements. Many factors, risks, and uncertainties could cause actual results to differ materially from these forward-looking statements. Among these factors are risks related to:

●	the agricultural business cycle, which can be unpredictable and is affected by factors such as world grain stocks, harvest yields, available farm acres, acreage planted, soil conditions, prices for commodities and livestock, input costs, availability of transport for crops as well as adverse macroeconomic conditions, including unemployment, inflation, interest rate volatility, changes in consumer practices due to slower economic growth, and regional or global liquidity constraints;
●	government policies and actions in respect to global trade, tariffs, and trade agreements, and the uncertainty of the company’s ability to sell products domestically or internationally, continue production at certain international facilities, procure raw materials and components, accurately forecast demand and inventory, manage increased costs of production, absorb or pass on increased pricing, predict financial results, and remain competitive based on these actions and policies;
●	higher interest rates and currency fluctuations which could adversely affect the U.S. dollar, customer confidence, access to capital, and demand for the company’s products and solutions;

●	the company’s ability to adapt in highly competitive markets, including understanding and meeting customers’ changing expectations for products and solutions, including delivery and utilization of precision technology;
●	housing starts and supply, real estate and housing prices, levels of public and non-residential construction, and infrastructure investment;
●	political, economic, and social instability of the geographies in which the company operates, including the ongoing war between Russia and Ukraine and the conflicts in the Middle East;
●	worldwide demand for food and different forms of renewable energy impacting the price of farm commodities and consequently the demand for the company’s equipment;
●	investigations, claims, lawsuits, or other legal proceedings, including the recent lawsuit filed by the Federal Trade Commission (FTC) and the Attorneys General of the States of Arizona, Illinois, Michigan, Minnesota, and Wisconsin alleging that the company unlawfully withheld self-repair capabilities from farmers and independent repair providers;
●	changes in climate patterns, unfavorable weather events, and natural disasters, including potential consequences from the recent California wildfires;
●	availability and price of raw materials, components, and whole goods;
●	delays or disruptions in the company’s supply chain;
●	suppliers’ and manufacturers’ business practices and compliance with applicable laws such as human rights, safety, environmental, and fair wages;
●	loss of or challenges to intellectual property rights;
●	rationalization, restructuring, relocation, expansion and/or reconfiguration of manufacturing and warehouse facilities;
●	the ability to execute business strategies, including the company’s Smart Industrial Operating Model and Leap Ambitions;
●	accurately forecasting customer demand for products and services and adequately managing inventory;
●	dealer practices and their ability to manage inventory and distribution of the company’s products and to provide support and service for precision technology solutions;
●	the ability to realize anticipated benefits of acquisitions and joint ventures, including challenges with successfully integrating operations and internal control processes;
●	negative claims or publicity that damage the company’s reputation or brand;
●	the ability to attract, develop, engage, and retain qualified employees;
●	the impact of workforce reductions on company culture, employee retention and morale, and institutional knowledge;
●	labor relations and contracts, including work stoppages and other disruptions;
●	security breaches, cybersecurity attacks, technology failures, and other disruptions to the company’s information technology infrastructure and products;
●	leveraging artificial intelligence and machine learning within the company’s business processes;
●	changes to governmental communications channels (radio frequency technology);
●	changes to existing laws and regulations, including the implementation of new, more stringent laws, as well as compliance with a variety of U.S., foreign and international laws, regulations, and policies relating to, but not limited to the following: advertising, anti-bribery and anti-corruption, anti-money laundering, antitrust, consumer finance, cybersecurity, data privacy, encryption, environmental (including climate change and engine emissions), farming, health and safety, foreign exchange controls and cash repatriation restrictions, foreign ownership and investment, human rights, import / export and trade, labor and employment, product liability, telematics, and telecommunications;
●	governmental and other actions designed to address climate change in connection with a transition to a lower-carbon economy; and
●	warranty claims, post-sales repairs or recalls, product liability litigation, and regulatory investigations as a result of the deficient operation of the company’s products.

Further information concerning the company or its businesses, including factors that could materially affect the company’s financial results, is included in the company’s filings with the SEC (including, but not limited to, the factors discussed in Item 1A. “Risk Factors” of the company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q). There also may be other factors that the company cannot anticipate or that are not described herein because the company does not currently perceive them to be material.

DEERE & COMPANY

FIRST QUARTER 2025 PRESS RELEASE

(In millions of dollars) Unaudited

	Three Months Ended
	January 26	January 28%
	2025	2024	Change
Net sales and revenues:
Production & precision ag net sales	$3,067	$4,849	-37
Small ag & turf net sales	1,748	2,425	-28
Construction & forestry net sales	1,994	3,212	-38
Financial services revenues	1,470	1,376	+7
Other revenues	229	323	-29
Total net sales and revenues	$8,508	$12,185	-30

Operating profit: *
Production & precision ag	$338	$1,045	-68
Small ag & turf	124	326	-62
Construction & forestry	65	566	-89
Financial services	266	257	+4
Total operating profit	793	2,194	-64
Reconciling items **	103	26	+296
Income taxes	(27)	(469)	-94
Net income attributable to Deere & Company	$869	$1,751	-50

*     Operating profit is income from continuing operations before corporate expenses, certain external interest expenses, certain foreign exchange gains and losses, and income taxes. Operating profit for financial services includes the effect of interest expense and foreign exchange gains or losses.

**   Reconciling items are primarily corporate expenses, certain interest income and expenses, certain foreign exchange gains and losses, pension and postretirement benefit costs excluding the service cost component, and net income attributable to noncontrolling interests.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED INCOME

For the Three Months Ended January 26, 2025 and January 28, 2024

(In millions of dollars and shares except per share amounts) Unaudited

	2025	2024
Net Sales and Revenues
Net sales	$6,809	$10,486
Finance and interest income	1,453	1,360
Other income	246	339
Total	8,508	12,185

Costs and Expenses
Cost of sales	5,037	7,200
Research and development expenses	526	533
Selling, administrative and general expenses	972	1,066
Interest expense	829	802
Other operating expenses	249	369
Total	7,613	9,970

Income of Consolidated Group before Income Taxes	895	2,215
Provision for income taxes	27	469

Income of Consolidated Group	868	1,746
Equity in income (loss) of unconsolidated affiliates	(1)	2

Net Income	867	1,748
Less: Net loss attributable to noncontrolling interests	(2)	(3)
Net Income Attributable to Deere & Company	$869	$1,751

Per Share Data
Basic	$3.20	$6.25
Diluted	3.19	6.23
Dividends declared	1.62	1.47
Dividends paid	1.47	1.35

Average Shares Outstanding
Basic	271.6	279.9
Diluted	272.3	281.1

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions of dollars) Unaudited

	January 26	October 27	January 28
	2025	2024	2024
Assets
Cash and cash equivalents	$6,601	$7,324	$5,137
Marketable securities	1,214	1,154	1,136
Trade accounts and notes receivable – net	4,931	5,326	7,795
Financing receivables – net	41,396	44,309	43,708
Financing receivables securitized – net	8,257	8,723	6,400
Other receivables	2,979	2,545	2,017
Equipment on operating leases – net	7,157	7,451	6,751
Inventories	7,744	7,093	8,937
Property and equipment – net	7,425	7,580	6,914
Goodwill	3,872	3,959	3,966
Other intangible assets – net	937	999	1,112
Retirement benefits	3,018	2,921	3,087
Deferred income taxes	1,852	2,086	1,833
Other assets	2,807	2,906	2,578
Assets held for sale	2,929	2,944
Total Assets	$103,119	$107,320	$101,371

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$12,811	$13,533	$17,117
Short-term securitization borrowings	8,014	8,431	6,116
Accounts payable and accrued expenses	12,162	14,543	13,361
Deferred income taxes	448	478	550
Long-term borrowings	43,556	43,229	39,933
Retirement benefits and other liabilities	1,734	2,354	2,115
Liabilities held for sale	1,830	1,827
Total liabilities	80,555	84,395	79,192

Redeemable noncontrolling interest	78	82	100

Stockholders’ Equity
Total Deere & Company stockholders’ equity	22,479	22,836	22,075
Noncontrolling interests	7	7	4
Total stockholders’ equity	22,486	22,843	22,079
Total Liabilities and Stockholders’ Equity	$103,119	$107,320	$101,371

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED CASH FLOWS

For the Three Months Ended January 26, 2025 and January 28, 2024

(In millions of dollars) Unaudited

	2025	2024
Cash Flows from Operating Activities
Net income	$867	$1,748
Adjustments to reconcile net income to net cash used for operating activities:
Provision for credit losses	69	31
Provision for depreciation and amortization	549	520
Impairments and other adjustments	(32)
Share-based compensation expense	28	46
Provision for deferred income taxes	208	27
Changes in assets and liabilities:
Receivables related to sales	1,063	(277)
Inventories	(795)	(723)
Accounts payable and accrued expenses	(1,845)	(2,327)
Accrued income taxes payable/receivable	(540)	183
Retirement benefits	(688)	(129)
Other	(16)	(7)
Net cash used for operating activities	(1,132)	(908)

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)	8,137	7,752
Proceeds from maturities and sales of marketable securities	61	184
Proceeds from sales of equipment on operating leases	433	506
Cost of receivables acquired (excluding receivables related to sales)	(6,045)	(6,447)
Purchases of marketable securities	(141)	(229)
Purchases of property and equipment	(352)	(362)
Cost of equipment on operating leases acquired	(439)	(454)
Collateral on derivatives – net	(191)	310
Other	(47)	(43)
Net cash provided by investing activities	1,416	1,217

Cash Flows from Financing Activities
Net payments in short-term borrowings (original maturities three months or less)	(1,484)	(2,951)
Proceeds from borrowings issued (original maturities greater than three months)	3,168	5,287
Payments of borrowings (original maturities greater than three months)	(1,753)	(3,237)
Repurchases of common stock	(441)	(1,328)
Dividends paid	(403)	(386)
Other	(10)	(30)
Net cash used for financing activities	(923)	(2,645)

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	(87)	16

Net Decrease in Cash, Cash Equivalents, and Restricted Cash	(726)	(2,320)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	7,633	7,620
Cash, Cash Equivalents, and Restricted Cash at End of Period	$6,907	$5,300

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY
Condensed Notes to Interim Consolidated Financial Statements
(In millions of dollars) Unaudited

(1)	Special Items

Discrete Tax Items

In the first quarter of 2025, we recorded favorable net discrete tax items primarily due to tax benefits of $110 million related to the realization of foreign net operating losses from the consolidation of certain subsidiaries and $53 million from an adjustment to an uncertain tax position of a foreign subsidiary.

Banco John Deere S.A.

In 2024, the company entered into a joint venture agreement with a Brazilian bank, Banco Bradesco S.A. (Bradesco), for Bradesco to invest and become 50 percent owner of the company’s wholly-owned subsidiary in Brazil, Banco John Deere S.A. (BJD). BJD is included in the company’s financial services segment and finances retail and wholesale loans for agricultural, construction, and forestry equipment. The transaction is intended to reduce the company’s incremental risk as it continues to grow in the Brazilian market.

The BJD business was reclassified as held for sale in 2024. In January 2025, the valuation allowance on assets held for sale decreased to $65 million, resulting in a pretax and after-tax gain (reversal of previous losses) of $32 million recorded in “Selling, administrative and general expenses” in the three months ended January 26, 2025.

In February 2025, the company completed the transaction with Bradesco for the sale of 50 percent ownership in BJD. Bradesco contributed capital equal to the company’s equity investment in BJD. The company retained a 50 percent equity interest in BJD and will report the results of the joint venture as an equity investment in unconsolidated affiliates.

(2)	The consolidated financial statements represent the consolidation of all the company’s subsidiaries. The supplemental consolidating data in Note 3 to the financial statements is presented for informational purposes. Equipment operations represent the enterprise without financial services. Equipment operations include the company’s production and precision agriculture operations, small agriculture and turf operations, and construction and forestry operations, and other corporate assets, liabilities, revenues, and expenses not reflected within financial services. Transactions between the equipment operations and financial services have been eliminated to arrive at the consolidated financial statements.

DEERE & COMPANY

(3) SUPPLEMENTAL CONSOLIDATING DATA

STATEMENTS OF INCOME

For the Three Months Ended January 26, 2025 and January 28, 2024

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2025	2024	2025	2024	2025	2024	2025	2024
Net Sales and Revenues
Net sales	$6,809	$10,486					$6,809	$10,486
Finance and interest income	110	157	$1,455	$1,433	$(112)	$(230)	1,453	1,360	[1]
Other income	202	289	118	119	(74)	(69)	246	339	[2,3,4]
Total	7,121	10,932	1,573	1,552	(186)	(299)	8,508	12,185

Costs and Expenses
Cost of sales	5,045	7,207			(8)	(7)	5,037	7,200	[4]
Research and development expenses	526	533					526	533
Selling, administrative and general expenses	800	876	174	192	(2)	(2)	972	1,066	[4]
Interest expense	84	108	766	762	(21)	(68)	829	802	[1]
Interest compensation to Financial Services	91	162			(91)	(162)			[1]
Other operating expenses	(51)	90	364	339	(64)	(60)	249	369	[3,4,5]
Total	6,495	8,976	1,304	1,293	(186)	(299)	7,613	9,970

Income before Income Taxes	626	1,956	269	259			895	2,215
Provision (credit) for income taxes	(13)	416	40	53			27	469

Income after Income Taxes	639	1,540	229	206			868	1,746
Equity in income (loss) of unconsolidated affiliates	(2)	1	1	1			(1)	2

Net Income	637	1,541	230	207			867	1,748
Less: Net loss attributable to noncontrolling interests	(2)	(3)					(2)	(3)
Net Income Attributable to Deere & Company	$639	$1,544	$230	$207			$869	$1,751

1 Elimination of intercompany interest income and expense.

2 Elimination of equipment operations’ margin from inventory transferred to equipment on operating leases.

3 Elimination of income and expenses between equipment operations and financial services related to intercompany guarantees of investments in certain international markets.

4 Elimination of intercompany service revenues and fees.

5 Elimination of financial services’ lease depreciation expense related to inventory transferred to equipment on operating leases.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

CONDENSED BALANCE SHEETS

(In millions of dollars) Unaudited

	EQUIPMENT			FINANCIAL
	OPERATIONS			SERVICES			ELIMINATIONS			CONSOLIDATED
	Jan 26	Oct 27	Jan 28	Jan 26	Oct 27	Jan 28	Jan 26	Oct 27	Jan 28	Jan 26	Oct 27	Jan 28
	2025	2024	2024	2025	2024	2024	2025	2024	2024	2025	2024	2024
Assets
Cash and cash equivalents	$4,840	$5,615	$3,467	$1,761	$1,709	$1,670				$6,601	$7,324	$5,137
Marketable securities	114	125	147	1,100	1,029	989				1,214	1,154	1,136
Receivables from Financial Services	1,826	3,043	4,296				$(1,826)	$(3,043)	$(4,296)				[6]
Trade accounts and notes receivable – net	1,053	1,257	1,093	5,812	6,225	9,167	(1,934)	(2,156)	(2,465)	4,931	5,326	7,795	[7]
Financing receivables – net	78	78	72	41,318	44,231	43,636				41,396	44,309	43,708
Financing receivables securitized – net	2	2		8,255	8,721	6,400				8,257	8,723	6,400
Other receivables	2,367	2,193	1,515	654	427	559	(42)	(75)	(57)	2,979	2,545	2,017	[7]
Equipment on operating leases – net				7,157	7,451	6,751				7,157	7,451	6,751
Inventories	7,744	7,093	8,937							7,744	7,093	8,937
Property and equipment – net	7,392	7,546	6,879	33	34	35				7,425	7,580	6,914
Goodwill	3,872	3,959	3,966							3,872	3,959	3,966
Other intangible assets – net	937	999	1,112							937	999	1,112
Retirement benefits	2,933	2,839	3,013	86	83	75	(1)	(1)	(1)	3,018	2,921	3,087	[8]
Deferred income taxes	2,247	2,262	2,133	42	43	72	(437)	(219)	(372)	1,852	2,086	1,833	[9]
Other assets	2,295	2,194	2,058	539	715	546	(27)	(3)	(26)	2,807	2,906	2,578
Assets held for sale				2,929	2,944					2,929	2,944
Total Assets	$37,700	$39,205	$38,688	$69,686	$73,612	$69,900	$(4,267)	$(5,497)	$(7,217)	$103,119	$107,320	$101,371

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$1,101	$911	$1,203	$11,710	$12,622	$15,914				$12,811	$13,533	$17,117
Short-term securitization borrowings	1	2		8,013	8,429	6,116				8,014	8,431	6,116
Payables to Equipment Operations				1,826	3,043	4,296	$(1,826)	$(3,043)	$(4,296)				[6]
Accounts payable and accrued expenses	10,869	13,534	12,677	3,296	3,243	3,232	(2,003)	(2,234)	(2,548)	12,162	14,543	13,361	[7]
Deferred income taxes	405	434	478	480	263	444	(437)	(219)	(372)	448	478	550	[9]
Long-term borrowings	8,507	6,603	7,270	35,049	36,626	32,663				43,556	43,229	39,933
Retirement benefits and other liabilities	1,668	2,250	2,006	67	105	110	(1)	(1)	(1)	1,734	2,354	2,115	[8]
Liabilities held for sale				1,830	1,827					1,830	1,827
Total liabilities	22,551	23,734	23,634	62,271	66,158	62,775	(4,267)	(5,497)	(7,217)	80,555	84,395	79,192

Redeemable noncontrolling interest	78	82	100							78	82	100

Stockholders’ Equity
Total Deere & Company stockholders’ equity	22,479	22,836	22,075	7,415	7,454	7,125	(7,415)	(7,454)	(7,125)	22,479	22,836	22,075	[10]
Noncontrolling interests	7	7	4							7	7	4
Financial Services' equity	(7,415)	(7,454)	(7,125)				7,415	7,454	7,125				[10]
Adjusted total stockholders' equity	15,071	15,389	14,954	7,415	7,454	7,125				22,486	22,843	22,079
Total Liabilities and Stockholders’ Equity	$37,700	$39,205	$38,688	$69,686	$73,612	$69,900	$(4,267)	$(5,497)	$(7,217)	$103,119	$107,320	$101,371

6  Elimination of receivables / payables between equipment operations and financial services.

7  Primarily reclassification of sales incentive accruals on receivables sold to financial services.

8  Reclassification of net pension assets / liabilities.

9  Reclassification of deferred tax assets / liabilities in the same taxing jurisdictions.

10 Elimination of financial services’ equity.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

STATEMENTS OF CASH FLOWS

For the Three Months Ended January 26, 2025 and January 28, 2024

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2025	2024	2025	2024	2025	2024	2025	2024
Cash Flows from Operating Activities
Net income	$637	$1,541	$230	$207			$867	$1,748
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Provision (credit) for credit losses	3	(2)	66	33			69	31
Provision for depreciation and amortization	319	302	265	254	$(35)	$(36)	549	520	[11]
Impairments and other adjustments			(32)				(32)
Share-based compensation expense					28	46	28	46	[12]
Distributed earnings of Financial Services	162	233			(162)	(233)			[13]
Provision (credit) for deferred income taxes	(17)	48	225	(21)			208	27
Changes in assets and liabilities:
Receivables related to sales	140	209			923	(486)	1,063	(277)	[14,16]
Inventories	(784)	(687)			(11)	(36)	(795)	(723)	[15]
Accounts payable and accrued expenses	(2,073)	(2,155)	6	25	222	(197)	(1,845)	(2,327)	[16]
Accrued income taxes payable/receivable	(479)	165	(61)	18			(540)	183
Retirement benefits	(647)	(127)	(41)	(2)			(688)	(129)
Other	(136)	(46)	117	61	3	(22)	(16)	(7)	[11,12,15]
Net cash provided by (used for) operating activities	(2,875)	(519)	775	575	968	(964)	(1,132)	(908)

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)			8,345	8,007	(208)	(255)	8,137	7,752	[14]
Proceeds from maturities and sales of marketable securities	9	72	52	112			61	184
Proceeds from sales of equipment on operating leases			433	506			433	506
Cost of receivables acquired (excluding receivables related to sales)			(6,093)	(6,513)	48	66	(6,045)	(6,447)	[14]
Purchases of marketable securities		(29)	(141)	(200)			(141)	(229)
Purchases of property and equipment	(352)	(362)					(352)	(362)
Cost of equipment on operating leases acquired			(454)	(503)	15	49	(439)	(454)	[15]
Decrease in investment in Financial Services		10				(10)			[17]
Decrease (increase) in trade and wholesale receivables			985	(871)	(985)	871			[14]
Collateral on derivatives – net			(191)	310			(191)	310
Other	(51)	(33)	4	(10)			(47)	(43)
Net cash provided by (used for) investing activities	(394)	(342)	2,940	838	(1,130)	721	1,416	1,217

Cash Flows from Financing Activities
Net proceeds (payments) in short-term borrowings (original maturities three months or less)	176	78	(1,660)	(3,029)			(1,484)	(2,951)
Change in intercompany receivables/payables	1,222	288	(1,222)	(288)
Proceeds from borrowings issued (original maturities greater than three months)	2,032	11	1,136	5,276			3,168	5,287
Payments of borrowings (original maturities greater than three months)	(12)	(40)	(1,741)	(3,197)			(1,753)	(3,237)
Repurchases of common stock	(441)	(1,328)					(441)	(1,328)
Capital returned to Equipment Operations				(10)		10			[17]
Dividends paid	(403)	(386)	(162)	(233)	162	233	(403)	(386)	[13]
Other	(7)	(22)	(3)	(8)			(10)	(30)
Net cash provided by (used for) financing activities	2,567	(1,399)	(3,652)	(1,489)	162	243	(923)	(2,645)

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	(74)	11	(13)	5			(87)	16

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	(776)	(2,249)	50	(71)			(726)	(2,320)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	5,643	5,755	1,990	1,865			7,633	7,620
Cash, Cash Equivalents, and Restricted Cash at End of Period	$4,867	$3,506	$2,040	$1,794			$6,907	$5,300

11 Elimination of depreciation on leases related to inventory transferred to equipment on operating leases.

12 Reclassification of share-based compensation expense.

13 Elimination of dividends from financial services to the equipment operations, which are included in the equipment operations operating activities.

14 Primarily reclassification of receivables related to the sale of equipment.

15 Reclassification of direct lease agreements with retail customers.

16 Reclassification of sales incentive accruals on receivables sold to financial services.

17 Elimination of change in investment from equipment operations to financial services.